UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2020

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2020, Medicine Man Technologies, Inc., a Nevada corporation (the “Company”,) and SBUD, LLC, a Colorado limited liability company and wholly-owned subsidiary of the Company (the “Purchaser”) entered into thirteen separate purchase agreements (each individually the “CHC Agreement” the “Citi Agreement” the “Lucky Agreement” the “Kew Agreement” the “Aurora Agreement” the “Arapahoe Agreement” the “Alameda Agreement” the “44th Agreement” the “Pueblo Agreement” the “Louisville Agreement” the “Niwot Agreement” the “Longmont Agreement” and the “Commerce City Agreement,” and collectively the “Agreements”) together with each of Colorado Health Consultants, LLC, CitiMed, LLC, Lucky Ticket LLC, Kew LLC, SB Aurora LLC, SB Arapahoe LLC, SB Alameda LLC, SB 44th LLC, Starbuds Pueblo LLC, Starbuds Louisville LLC, Starbuds Niwot LLC, Starbuds Longmont LLC, and Starbuds Commerce City LLC (any one a “Starbuds Company” and collectively the “Starbuds Group”) whereby the Purchaser agreed to purchase substantially all of the assets of the Starbuds Group from each individual Starbuds Company pursuant to the Agreements (the “Purchase”). As previously disclosed in a Current Report on Form 8-K filed September 3, 2019, the Company and the Starbuds Group entered into a binding term sheet (the “Term Sheet”) whereby the Company agreed to purchase the membership interests of each member of each Starbuds Company (the “Proposed Transaction”); the Agreements were entered into in lieu of the Proposed Transaction.

The aggregate purchase price for the assets of the Starbuds Group is approximately $118 million, subject to adjustment upon the closing of the Purchase based on, among other things, the target inventory as opposed to actual inventory and target working capital as opposed to net working capital of each member of the Starbuds Group, and shall be payable to the Starbuds Group and the members a mix of cash and shares of the Company’s common stock, par value $0.001 per share (the “Purchase Price”). The Purchaser will not assume any liabilities of the Starbuds Group other than accounts payable by Starbuds Group, liabilities in respect of any contractual arrangements assigned to the Purchaser by the Starbuds Group, and liabilities in connection with administrative fees associated with obtaining necessary governmental approvals or waivers of such approvals. The Purchaser has also agreed to pay certain transfer taxes in connection with the Purchase. The closing of the Purchase is subject to customary closing terms and conditions, and the closing of the purchase of the assets by the Purchaser of any Starbuds Company is subject to additional closing conditions as set forth in the Agreements.

The foregoing description of the Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to: (1) the CHC Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference, (2) the Citi Agreement, which is filed as Exhibit 2.2 to this report and incorporated herein by reference, (3) the Lucky Agreement, which is filed as Exhibit 2.3 to this report and incorporated herein by reference, (4) the Kew Agreement, which is filed as Exhibit 2.4 to this report and incorporated herein by reference, (5) the Aurora Agreement, which is filed as Exhibit 2.5 to this report and incorporated herein by reference, (6) the Arapahoe Agreement, which is filed as Exhibit 2.6 to this report and incorporated herein by reference, (7) the Alameda Agreement, which is filed as Exhibit 2.7 to this report and incorporated herein by reference, (8) the 44th Agreement, which is filed as Exhibit 2.8 to this report and incorporated herein by reference, (9) the Pueblo Agreement, which is filed as Exhibit 2.9 to this report and incorporated herein by reference, (10) the Louisville Agreement, which is filed as Exhibit 2.10 to this report and incorporated herein by reference, (11) the Niwot Agreement, which is filed as Exhibit 2.11 to this report and incorporated herein by reference, (12) the Longmont Agreement, which is filed as Exhibit 2.12 to this report and incorporated herein by reference, and (13) the Commerce City Agreement, which is filed as Exhibit 2.13 to this report and incorporated herein by reference. The Agreements, and the foregoing description of the Agreements and the Purchase, have been included to provide investors and our stockholders with information regarding the terms of the transactions contemplated by the Agreements. The representations and warranties in the Agreements were made as of a specified date and may be subject to materiality standards different than what would be viewed as material to stockholders. As such, the representations and warranties should be considered in conjunction with the entirety of the disclosures about the Company in the public reports filed with the U.S. Securities and Exchange Commission.

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Item 7.01 Regulation FD Disclosure

On June 8, 2020, the Company issued a press release announcing that the parties had entered into the Agreements. A copy of the press release is attached as Exhibit 99.1. The Company rebranded and conducts its business under the trade name, Schwazze. The corporate name of the Company continues to be Medicine Man Technologies, Inc.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Such risks and uncertainties include, without limitation, risks, and uncertainties associated with (i) regulatory limitations on our products and services; (ii) our ability to complete and integrate acquisitions; (iii) general industry and economic conditions; and (iv) our ability to access adequate financing on terms and conditions that are acceptable to us, as well as other risks identified in our filings with the SEC. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Colorado Health Consultants, LLC, dated June 5, 2020.
2.2	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and CitiMed, LLC, dated June 5, 2020.
2.3	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Lucky Ticket LLC, dated June 5, 2020.
2.4	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Kew LLC, dated June 5, 2020.
2.5	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and SB Aurora LLC, dated June 5, 2020.
2.6	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and SB Arapahoe LLC, dated June 5, 2020.
2.7	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and SB 44th LLC, dated June 5, 2020.
2.8	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Starbuds Pueblo LLC, dated June 5, 2020.
2.9	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Starbuds Louisville LLC, dated June 5, 2020.
2.10	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Starbuds Niwot LLC, dated June 5, 2020.
2.11	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Alameda LLC, dated June 5, 2020.
2.12	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Starbuds Longmont LLC, dated June 5, 2020.
2.13	Asset Purchase Agreement entered into by and among Medicine Man Technologies, Inc., SBUD LLC, and Starbuds Commerce City LLC, dated June 5, 2020.
99.1	Press Release dated June 8, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Dan Pabon
Date: June 8, 2020		Dan Pabon General Counsel

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